TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

- - - - - - - - - -

Oliver Jakob

I, Oliver Jakob, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By: /a/ Oliver Jakob	Dated as of: 2/18/2025
Oliver Jakob

Appendix A
Talcott Resolution Life Insurance Company
Power of Attorney Dated as of 2/18/2025
File Numbers:

033-06952	333-70153	333-101954	333-278903
033-17207	333-76425	333-101955	333-278904
033-19945	333-91925	333-102625	333-278905
033-73566	333-91931	333-102628	333-278906
033-73568	333-91927	333-104356	333-278907
033-73570	333-91929	333-104357	333-278908
033-80738	333-101923	333-105252
333-19605	333-101925	333-105254
333-35000	333-101927	333-105259
333-39604	333-101929	333-105266
333-39612	333-101931	333-105270
333-40414	333-101932	333-119414
333-41213	333-101934	333-119415
333-45301	333-101937	333-119417
333-50467	333-101938	333-119419
333-52711	333-101940	333-119422
333-66343	333-101942	333-136543
333-66939	333-101943	333-148555
333-68463	333-101944	333-148564
333-69439	333-101946	333-148570
333-69475	333-101948	333-168986
333-69485	333-101949	333-168990
333-69489	333-101950	333-176149
333-69493	333-101952	333-176150

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

- - - - - - - - - -

John P. Marra

I, John P. Marra, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By: /s/ John P. Marra	Dated as of: 2/18/2025
John P. Marra

Appendix A
Talcott Resolution Life Insurance Company
Power of Attorney Dated as of 2/18/2025
File Numbers:

033-06952	333-70153	333-101954	333-278903
033-17207	333-76425	333-101955	333-278904
033-19945	333-91925	333-102625	333-278905
033-73566	333-91931	333-102628	333-278906
033-73568	333-91927	333-104356	333-278907
033-73570	333-91929	333-104357	333-278908
033-80738	333-101923	333-105252
333-19605	333-101925	333-105254
333-35000	333-101927	333-105259
333-39604	333-101929	333-105266
333-39612	333-101931	333-105270
333-40414	333-101932	333-119414
333-41213	333-101934	333-119415
333-45301	333-101937	333-119417
333-50467	333-101938	333-119419
333-52711	333-101940	333-119422
333-66343	333-101942	333-136543
333-66939	333-101943	333-148555
333-68463	333-101944	333-148564
333-69439	333-101946	333-148570
333-69475	333-101948	333-168986
333-69485	333-101949	333-168990
333-69489	333-101950	333-176149
333-69493	333-101952	333-176150

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

- - - - - - - - - -

Lindsay Mastroianni

I, Lindsay Mastroianni, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By: /s/ Lindsay Mastroianni	Dated as of: 2/18/2025
Lindsay Mastroianni

Appendix A
Talcott Resolution Life Insurance Company
Power of Attorney Dated as of 2/18/2025
File Numbers:

033-06952	333-70153	333-101954	333-278903
033-17207	333-76425	333-101955	333-278904
033-19945	333-91925	333-102625	333-278905
033-73566	333-91931	333-102628	333-278906
033-73568	333-91927	333-104356	333-278907
033-73570	333-91929	333-104357	333-278908
033-80738	333-101923	333-105252
333-19605	333-101925	333-105254
333-35000	333-101927	333-105259
333-39604	333-101929	333-105266
333-39612	333-101931	333-105270
333-40414	333-101932	333-119414
333-41213	333-101934	333-119415
333-45301	333-101937	333-119417
333-50467	333-101938	333-119419
333-52711	333-101940	333-119422
333-66343	333-101942	333-136543
333-66939	333-101943	333-148555
333-68463	333-101944	333-148564
333-69439	333-101946	333-148570
333-69475	333-101948	333-168986
333-69485	333-101949	333-168990
333-69489	333-101950	333-176149
333-69493	333-101952	333-176150

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

- - - - - - - - - -

James O'Grady

I, James O'Grady, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By: /s/ James O'Grady	Dated as of: 2/18/2025
James O'Grady

Appendix A
Talcott Resolution Life Insurance Company
Power of Attorney Dated as of 2/18/2025
File Numbers:

033-06952	333-70153	333-101954	333-278903
033-17207	333-76425	333-101955	333-278904
033-19945	333-91925	333-102625	333-278905
033-73566	333-91931	333-102628	333-278906
033-73568	333-91927	333-104356	333-278907
033-73570	333-91929	333-104357	333-278908
033-80738	333-101923	333-105252
333-19605	333-101925	333-105254
333-35000	333-101927	333-105259
333-39604	333-101929	333-105266
333-39612	333-101931	333-105270
333-40414	333-101932	333-119414
333-41213	333-101934	333-119415
333-45301	333-101937	333-119417
333-50467	333-101938	333-119419
333-52711	333-101940	333-119422
333-66343	333-101942	333-136543
333-66939	333-101943	333-148555
333-68463	333-101944	333-148564
333-69439	333-101946	333-148570
333-69475	333-101948	333-168986
333-69485	333-101949	333-168990
333-69489	333-101950	333-176149
333-69493	333-101952	333-176150

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

- - - - - - - - - -

Lisa M. Proch

I, Lisa M. Proch, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By: /s/ Lisa M. Proch	Dated as of: 2/19/2025
Lisa M. Proch

Appendix A
Talcott Resolution Life Insurance Company
Power of Attorney Dated as of 2/19/2025
File Numbers:

033-06952	333-70153	333-101954	333-278903
033-17207	333-76425	333-101955	333-278904
033-19945	333-91925	333-102625	333-278905
033-73566	333-91931	333-102628	333-278906
033-73568	333-91927	333-104356	333-278907
033-73570	333-91929	333-104357	333-278908
033-80738	333-101923	333-105252
333-19605	333-101925	333-105254
333-35000	333-101927	333-105259
333-39604	333-101929	333-105266
333-39612	333-101931	333-105270
333-40414	333-101932	333-119414
333-41213	333-101934	333-119415
333-45301	333-101937	333-119417
333-50467	333-101938	333-119419
333-52711	333-101940	333-119422
333-66343	333-101942	333-136543
333-66939	333-101943	333-148555
333-68463	333-101944	333-148564
333-69439	333-101946	333-148570
333-69475	333-101948	333-168986
333-69485	333-101949	333-168990
333-69489	333-101950	333-176149
333-69493	333-101952	333-176150

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

- - - - - - - - - -

Samir Srivastava

I, Samir Srivastava, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By: /s/ Samir Srivastava	Dated as of: 2/18/2025
Samir Srivastava

Appendix A
Talcott Resolution Life Insurance Company
Power of Attorney Dated as of 2/18/2025
File Numbers:

033-06952	333-70153	333-101954	333-278903
033-17207	333-76425	333-101955	333-278904
033-19945	333-91925	333-102625	333-278905
033-73566	333-91931	333-102628	333-278906
033-73568	333-91927	333-104356	333-278907
033-73570	333-91929	333-104357	333-278908
033-80738	333-101923	333-105252
333-19605	333-101925	333-105254
333-35000	333-101927	333-105259
333-39604	333-101929	333-105266
333-39612	333-101931	333-105270
333-40414	333-101932	333-119414
333-41213	333-101934	333-119415
333-45301	333-101937	333-119417
333-50467	333-101938	333-119419
333-52711	333-101940	333-119422
333-66343	333-101942	333-136543
333-66939	333-101943	333-148555
333-68463	333-101944	333-148564
333-69439	333-101946	333-148570
333-69475	333-101948	333-168986
333-69485	333-101949	333-168990
333-69489	333-101950	333-176149
333-69493	333-101952	333-176150

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

- - - - - - - - - -

Robert W. Stein

I, Robert W. Stein, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By: /s/ Robert W. Stein	Dated as of: 2/18/2025
Robert W. Stein

Appendix A
Talcott Resolution Life Insurance Company
Power of Attorney Dated as of 2/18/2025
File Numbers:

033-06952	333-70153	333-101954	333-278903
033-17207	333-76425	333-101955	333-278904
033-19945	333-91925	333-102625	333-278905
033-73566	333-91931	333-102628	333-278906
033-73568	333-91927	333-104356	333-278907
033-73570	333-91929	333-104357	333-278908
033-80738	333-101923	333-105252
333-19605	333-101925	333-105254
333-35000	333-101927	333-105259
333-39604	333-101929	333-105266
333-39612	333-101931	333-105270
333-40414	333-101932	333-119414
333-41213	333-101934	333-119415
333-45301	333-101937	333-119417
333-50467	333-101938	333-119419
333-52711	333-101940	333-119422
333-66343	333-101942	333-136543
333-66939	333-101943	333-148555
333-68463	333-101944	333-148564
333-69439	333-101946	333-148570
333-69475	333-101948	333-168986
333-69485	333-101949	333-168990
333-69489	333-101950	333-176149
333-69493	333-101952	333-176150

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

- - - - - - - - - -

Ronald K. Tanemura

I, Ronald K. Tanemura, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By: /s/ Ronald K. Tanemura	Dated as of: 2/18/2025
Ronald K. Tanemura

Appendix A
Talcott Resolution Life Insurance Company
Power of Attorney Dated as of 2/18/2025
File Numbers:

033-06952	333-70153	333-101954	333-278903
033-17207	333-76425	333-101955	333-278904
033-19945	333-91925	333-102625	333-278905
033-73566	333-91931	333-102628	333-278906
033-73568	333-91927	333-104356	333-278907
033-73570	333-91929	333-104357	333-278908
033-80738	333-101923	333-105252
333-19605	333-101925	333-105254
333-35000	333-101927	333-105259
333-39604	333-101929	333-105266
333-39612	333-101931	333-105270
333-40414	333-101932	333-119414
333-41213	333-101934	333-119415
333-45301	333-101937	333-119417
333-50467	333-101938	333-119419
333-52711	333-101940	333-119422
333-66343	333-101942	333-136543
333-66939	333-101943	333-148555
333-68463	333-101944	333-148564
333-69439	333-101946	333-148570
333-69475	333-101948	333-168986
333-69485	333-101949	333-168990
333-69489	333-101950	333-176149
333-69493	333-101952	333-176150